Angel Oak Mortgage Trust 2022-2 ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties (both residential mortgage loans and small balance commercial loans secured by residential properties or mixed-use properties being leased to generate income; together the “Loans”) acquired by Angel Oak Real Estate Investment Trust III (the “Client”) through its correspondent flow business channel. The Review was conducted from June 2019 through June 2021 on Loans with origination dates from May 2019 through March 2020 via files imaged and provided by the Client or its designee for review.

The securitization transaction referred to as the AOMT 2022-2 transaction (the “Current Securitization”) has an aggregate loan population of 43. In total during the Review, AMC reviewed a total of 43 unique mortgage loans for inclusion in the securitization.

In addition to the Review, AMC also previously performed certain due diligence services (the “Previous Review”) with respect to an additional 59 loans (the “Previously Reviewed Loans”) that are included in the Current Securitization and that was previously included in prior rated securitization transactions referred to as the AOMT 2018-2 transaction. Information with respect to the Previously Reviewed Loans can be found in Exhibit 99.1 in the Form ABS-15G filed by Angel Oak Mortgage Trust I, LLC on June 8, 2018 (Accession Number: 0001387131-18-002578). The AMC Loan ID# for each of the Previously Reviewed Loans can be found on Exhibit A attached hereto.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for paid-in-full mortgage loans or other items that were not disclosed to AMC. The final population of the Review covered 43 Loans totaling an aggregate original principal balance of approximately $22.722 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

Within this population there were 42 Loans that were reviewed by AMC to nationally recognized statistical rating organizations, NRSRO(s), standards for compliance, credit, and valuation (the “Residential Population”) and 1 Loan was not reviewed for compliance given the stated loan purpose (investor small balance commercial real estate loans secured by residential property; the “SBCRE Population”).

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the Loan file as captured during the Review. The data integrity review was completed versus tapes as provided at the time of initial diligence or subsequently updated. As the securitization population includes loans from different periods of time and from differing transactions, not all data elements were provided to AMC on every loan within the securitization population. This comparison, when data was available, included the following data fields:

# of Units	MERS Min Number	Originator Application Date
Borrower Last Name	Note Date	Originator Loan Designation
City	Occupancy	Property Type
Disbursement Date	Original CLTV	Purpose
Investor: Qualifying Housing Ratio	Original Interest Rate	Refi Purpose
Investor: Qualifying Total Debt Ratio	Original Loan Amount	Representative FICO
LTV Valuation Value	Original LTV	State
Margin	Original Term	Zip

Additional information about the data integrity review is included in Item 5 below.

1 | P a g e

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC’s review was differentiated by the purpose of the loan in question and the guidelines for such loan origination. The description below differentiates between the Residential Population and the SBCRE Population.

Residential Population

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/eligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

2 | P a g e

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

SBCRE Population

Each loan was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

■	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.

■	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.

■	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.

■	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.

■	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.

■	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

3 | P a g e

■	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

■	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.

■	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.

■	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

■	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

■	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

■	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

■	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form (for the Residential Population), (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser (for residential properties) that was actively licensed to perform the valuation, (v) completed, for residential properties, such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

4 | P a g e

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

As noted above, one Loan was not subjected to compliance testing given the stated loan purpose.

Residential Population

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

5 | P a g e

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

6 | P a g e

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii) confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);

■	Final application (1003);

■	Note;

■	Appraisal;

■	Sales contract;

■	Title/Preliminary Title;

■	Initial TIL;

■	Final TIL;

■	Final HUD-1;

■	Initial and final GFE’s;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Mortgage Insurance;

■	Tangible Net Benefit Disclosure;

■	FACTA disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

7 | P a g e

b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

8 | P a g e

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

9 | P a g e

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);

viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

ix)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

10 | P a g e

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Former Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

■	Loan Estimates;

■	Closing Disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

11 | P a g e

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY

Please note that 1 Loan is a small balance commercial loan on residential properties that were not subjected to a compliance review and did not receive a compliance grade. Of the remaining 42 mortgage loans, 100% received an “A” or “B” compliance grade under NRSRO grading criteria.

NRSRO Grade	# Loans	% of Loans	% of Residential Population
A	20	46.51%	47.62%
B	22	51.16%	52.38%
C	0	0.00%	0.00%
Compliance Not Run	1	2.33%	N/A
Total	43	100.00%	100.00%

CREDIT RESULTS SUMMARY

Within the securitization population, 43 Loans (81.40%) possessed an “A” grade. The “B” grade corresponds to 8 Loans (18.60%) where the primary exception was based on a Loan characteristic falling outside of the applicable Underwriting Guidelines; however, a strong documented compensating factor existed.

NRSRO Grade	# Loans	% of Loans
A	35	81.40%
B	8	18.60%
C	0	0.00%
Total	43	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population, 100.00% of the Loans possessed an “A” or “B” grade.

NRSRO Grade	# Loans	% of Loans
A	40	93.02%
B	3	6.98%
C	0	0.00%
Total	43	100.00%

12 | P a g e

OVERALL RESULTS SUMMARY

After considering the grading implications of the Compliance, Credit, and Property/Valuation sections above, 100.00% of the Loans by number in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Loans	% of Loans
A	15	34.88%
B	28	65.12%
C	0	0.00%
Total	43	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 43 Loans reviewed, there were 11 different tape discrepancies across 6 data fields (some Loans had more than one data delta). As discussed above, there were 24 data fields included in the tape integrity review. Not all data fields would have been provided on all Loans within the securitization population.

The largest variances were found on MERS Min Number, Investor: Qualifying Total Debt Ratio, and Investor: Qualifying Housing Ratio. Please note that Investor: Qualifying Total Debt Ratios where the variance was less than 200 basis points were excluded as deltas.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	1	0.00%	43
Borrower Last Name	0	7	0.00%	43
City	0	8	0.00%	43
Disbursement Date	0	1	0.00%	43
Investor: Qualifying Housing Ratio	2	4	50.00%	43
Investor: Qualifying Total Debt Ratio	3	7	42.86%	43
LTV Valuation Value	0	1	0.00%	43
Margin	1	7	14.29%	43
MERS Min Number	3	6	50.00%	43
Note Date	0	7	0.00%	43
Occupancy	0	8	0.00%	43
Original CLTV	0	7	0.00%	43
Original Interest Rate	0	1	0.00%	43
Original Loan Amount	0	8	0.00%	43
Original LTV	0	8	0.00%	43
Original Term	0	7	0.00%	43
Originator Application Date	0	1	0.00%	43
Originator Loan Designation	0	7	0.00%	43
Property Type	1	8	12.50%	43
Purpose	0	8	0.00%	43
Refi Purpose	0	3	0.00%	43
Representative FICO	1	8	12.50%	43
State	0	8	0.00%	43
Zip	0	7	0.00%	43
Total	11	138	7.97%	43

13 | P a g e

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

*Some tables may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	38	88.37%	$20,968,520.00	92.28%
Adjustable	5	11.63%	$1,753,750.00	7.72%
Total	43	100.00%	$22,722,270.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	43	100.00%	$22,722,270.00	100.00%
Total	43	100.00%	$22,722,270.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	2.33%	$200,000.00	0.88%
Cash Out: Home Improvement/Renovation	1	2.33%	$1,169,000.00	5.14%
Cash Out: Other/Multi-purpose/Unknown Purpose	8	18.60%	$5,404,500.00	23.79%
First Time Home Purchase	5	11.63%	$2,127,800.00	9.36%
Other-than-first-time Home Purchase	20	46.51%	$8,875,320.00	39.06%
Rate/Term Refinance - Borrower Initiated	8	18.60%	$4,945,650.00	21.77%
Total	43	100.00%	$22,722,270.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	41	95.35%	$21,638,670.00	95.23%
361+ Months	2	4.65%	$1,083,600.00	4.77%
Total	43	100.00%	$22,722,270.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	17	39.53%	$11,103,410.00	48.87%
Condo, Low Rise	6	13.95%	$2,021,100.00	8.89%
PUD	12	27.91%	$6,410,310.00	28.21%
1 Family Attached	2	4.65%	$509,500.00	2.24%
2 Family	3	6.98%	$1,235,650.00	5.44%
3 Family	2	4.65%	$1,243,000.00	5.47%
Other	1	2.33%	$199,300.00	0.88%
Total	43	100.00%	$22,722,270.00	100.00%

14 | P a g e

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	31	72.09%	$17,859,720.00	78.60%
Investment	10	23.26%	$4,372,250.00	19.24%
Second Home	2	4.65%	$490,300.00	2.16%
Total	43	100.00%	$22,722,270.00	100.00%

Review Type	Loan Count	% of Loans	Original Balance	% of Balance
Credit/Compliance - TRID	42	97.67%	$22,522,970.00	99.12%
Leases	1	2.33%	$199,300.00	0.88%
Total	43	100.00%	$22,722,270.00	100.00%

15 | P a g e

EXHIBIT A
AMC LOAN ID#s FOR PREVIOUSLY REVIEWED LOANS

Review Population
202077353	203416075
202688591	203416093
202728350	203416095
202801953	203416126
202957246	203416148
203048593	203458591
203048596	203458607
203080225	203458639
203085758	203471070
203085766	900008561
203085772	900002003
203085775	900013698
203095570	900004050
203095580	900003946
203116565	900005373
203121980	900012792
203145562	900007561
203147985
203147995
203151369
203151373
203151383
203151391
203151396
203151403
203151444
203151450
203151464
203157531
203157540
203157619
203204249
203204324
203204353
203204362
203226812
203226828
203355885
203355887
203355904
203416065
203416069

16 | P a g e